ForeInvestors Choice Variable Annuity

Supplement Dated September 1, 2017 to your

Prospectus dated May 1, 2017

Calvert VP Russell 2000® Small Cap Index Portfolio

Effective August 22, 2017, the investment objective for the Calvert VP Russell 2000® Small Cap Index Portfolio in Appendix C – Fund Data of the prospectus has been deleted and replaced with:

Calvert VP Russell 2000® Small Cap Index Portfolio — Class F	Seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index.	Calvert Research and Management Sub-advised by Ameritas Investment Partners, Inc.

This Supplement Should Be Retained For Future Reference.

FIC-090117-OC